BADGLEY FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

         The following information supplements the information contained under the heading "Portfolio Managers" on pages 8-9 of the Prospectus dated September 28, 2000:

          Effective January 26, 2001, Mr. William J. DeRosa, Jr. has been appointed as a co-manager of the Funds to replace Mr. Mark Broughton.
Mr. DeRosa received a Bachelor of Science in Business Administration from Fordham University and attended a Graduate Studies Program in International Macroeconomics at the London School of Economics. Mr. DeRosa joined the Adviser in 2000 as a member of its research team and was appointed a portfolio manager in November 2000. For eight years prior to joining the Adviser, Mr. DeRosa was employed by Olson Mobeck & Associates, of Hartford, CT., where he was Co-Director of Equity Research and a Portfolio Manager. Mr. DeRosa is a Chartered Financial Analyst.



           The date of this Prospectus Supplement is January 26, 2001.